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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2005

                           DUSA PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        NEW JERSEY                   0-19777                    22-3103129
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
    OF INCORPORATION)                                     IDENTIFICATION NUMBER)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (978) 657-7500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on July 14, 2005, attached to and made a part of this report, announcing that Gary Talarico, VP of Sales, had resigned for personal reasons on July 9, 2005. The resignation will be effective July 22, 2005.

Except for historical information, this report and press release contain certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to beliefs concerning the effective date of Mr. Talarico's resignation and the responsibilities of Mr. Page for the immediate future. Such risks and uncertainties include, but are not limited to, DUSA's ability to effectuate the resignation of Mr. Talarico in a timely manner, the continuing service to DUSA by Mr. Page and other risks identified in our SEC filings from time to time, including those contained in DUSA's Form 10-K for the year ended December 31, 2004.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS

ITEM NO.        DESCRIPTION
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99              Press Release, dated July 14, 2005



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DUSA PHARMACEUTICALS, INC.



Dated: July 14, 2005            By: /s/ D. GEOFFREY SHULMAN
                                    -----------------------------------------
                                    D. Geoffrey Shulman, MD,
                                    FRCPC Chairman of the Board and Chief
                                    Executive Officer




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                                  EXHIBIT INDEX


ITEM NO.        DESCRIPTION
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99              Press Release, dated July 14, 2005